UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2019

ASTA FUNDING, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35637	22-3388607
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Sylvan Avenue, Englewood Cliffs, New Jersey		07632
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: 201-567-5648

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	ASFI	Nasdaq Global Select Market

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 12, 2019, the Board of Directors (the “Board”) of Asta Funding, Inc. (the “Company”) appointed Mr. Steven Leidenfrost to serve as Chief Financial Officer of the Company, effective as of September 23, 2019. Set forth below is certain information regarding Mr. Leidenfrost:

Mr. Steven Leidenfrost, age 50, has over 25 years of experience in banking and capital markets, management consulting and public accounting. Prior to joining Asta Funding, Inc., Mr. Leidenfrost was an Executive Director at Morgan Stanley, a global financial services firm, where he held a number of key leadership positions including Global Tax Controller, Head of Disclosure Policy and Strategic Projects and Head of SEC Reporting. Mr. Leidenfrost also was an auditor and consultant with KPMG, an international public accounting firm. Mr. Leidenfrost is a Certified Public Accountant and serves on the SEC Committee at the New York State Society of Certified Public Accountants since July of 2009. Mr. Leidenfrost holds a Master of Business Administration in Financial Management and Information Systems from Pace University and a Bachelor of Science degree in Accounting from Manhattan College.

Mr. Leidenfrost has no family relationship with any executive officer or member of the Board of the Company.

Mr. Leidenfrost has not engaged in any transactions with the Company, other than a consulting arrangement from September 5, 2019 through September 22, 2019.

Mr. Leidenfrost will receive a base salary of $250,000, subject to annual increase, and be eligible to receive cash and non-cash bonuses at the discretion of the Board of Directors or a duly constituted committee of the Board. Mr. Leidenfrost will also be entitled to participate in any other benefit plans established by the Company for executive employees. In connection with his appointment, on September 13, 2019, Mr. Leidenfrost entered into an indemnification agreement with the Company (the “Indemnification Agreement”). The Indemnification Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.                                             Description

10.1	Indemnification Agreement, entered into September 13, 2019 and effective September 23, 2019, between the Company and Steven Leidenfrost

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ASTA FUNDING, INC.

Date: September 16, 2019	By:	/s/ Gary Stern
Gary Stern
Chief Executive Officer